UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

Date of Report (Date of earliest event reported): November 7, 2007

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

ENVIROKARE TECH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-26095	88-0412549

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Lexington Avenue, 14th Floor New York, New York	10022

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 634-6333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

             On November 7, 2007, the Registrant issued a press release containing certain composites industry segment information relating to activities and progress of LRM Industries, LLC, the Registrant's joint venture with Nova Chemicals Inc.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.  The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Registrant.

 Item 9.01  Financial Statements and Exhibits

             Exhibit 99.1 - Envirokare Tech, Inc. Announces Composite Plastics Industry Award for LRM Industries, LLC

SIGNATURE

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2007	Envirokare Tech, Inc.

/s/ George E. Kazantzis

George E. Kazantzis, President and Principal Financial Officer